Exhibit 10.3

EXECUTION COPY

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE.  NEITHER THIS WARRANT OR SUCH SECURITIES MAY BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, OR SOME EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR LAWS, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.

ACCELERIZE NEW MEDIA, INC.

COMMON STOCK WARRANT

This Warrant is issued effective as of January 1, 2007 (the “Warrant Issue Date”) to Daniel Goldberg (“Holder”), by ACCELERIZE NEW MEDIA, INC., a Delaware corporation (the “Company”) in connection with the Asset Purchase Agreement dated as of December __, 2006 by and among the Company, Holder and the other parties thereto (the “Asset Purchase Agreement”).

1.           Purchase of Shares.  Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder in writing), to purchase from the Company up to 250,000 shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), pursuant to the terms of Section 2.  The number of shares of Common Stock issuable pursuant to this Section 1 (the “Shares”) shall be subject to adjustment pursuant to Section 8 hereof.

2.           Term and Exerciseability of Warrant.  This Warrant may be exercised only to the extent vested from time to time.

(a)           Subject to the provisions below, this Warrant will vest 100% on the eighteen (18) month anniversary of the date hereof (the “Warrant Vesting Date”), but will only be exerciseable if, and to the extent, the Special Vesting Provisions set forth on Schedule 1 have been met

(b)           This Warrant shall fully vest and become exercisable immediately prior to the effective date of a Change in Control (defined below).

(c)           For purposes of this Agreement, the term “Change in Control” shall mean (i) the sale of all or substantially all of the assets of the Company, (ii) the sale of more than 50% of the outstanding capital stock of the Company in a non-public sale, (iii) the dissolution or liquidation of the Company, or (iv) any merger, share exchange, consolidation or other reorganization or business combination of the Company if immediately after such transaction of either (A) persons who were directors of the Company immediately prior to such transaction do not constitute at least a majority of the directors of the surviving entity, or (B) persons who hold a majority of the voting capital stock of the surviving entity are not persons who held a majority of the voting capital stock of the Company immediately prior to the transaction; provided, however, that the term “Change in Control” shall not include a public offering of capital stock of the Company that is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933.

(d)           If the Holder dies before this Warrant has been exercised in full, the executor, administrator or personal representative of the estate of the Holder may exercise this Warrant as set forth in this paragraph; provided that such exercise must be within twelve (12) months of Holder’s death.

3.           Exercise Price.  The exercise price per share for which the Shares may be purchased pursuant to the terms of this Warrant shall be $.15 per share, and shall be subject to adjustment pursuant to Section 8 hereof (such price, as adjusted from time to time, is herein referred to as the “Exercise Price”).

(a)           Exercise Period.  This Warrant may be exercised to the extent vested, in whole or in part, commencing on the Warrant Vesting Date and ending at 5:00 p.m., United States Eastern Time, on the fifth anniversary of the Warrant Issue Date (the “Expiration Date”).  For the avoidance of doubt, if any part of this Warrant remains unvested or unexercised after the Expiration Date, the Holder’s rights with respect to such shares shall extinguish and this Warrant shall no longer be of any force or effect.

4.           Method of Exercise.  While this Warrant remains outstanding and exercisable in accordance with Sections 2 and 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby.  Such exercise shall be effected by:

(a)           the surrender of the Warrant, together with a duly executed copy of the form of Notice of Election attached hereto, to the President of the Company at its principal offices; and

(b)           the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.  This Warrant can also be exercised at Holder’s discretion, in whole or in part, in a “cashless” exercise.  In a cashless exercise, the right to purchase each share of Common Stock may be exchanged for that number of shares of Common Stock determined by multiplying the number one (1) by a fraction, the numerator of which will be the difference between (y) the then current Fair Market Value and (z) the exercise price, and the denominator of which will be the then current Fair Market Value.

5.           Fair Market Value. Fair Market Value of a share of Common Stock as of a particular date  (the “Determination Date”) shall mean:

(a)
If the Company’s Common Stock is traded on an exchange or is quoted on The Nasdaq Stock Market, Inc., then the last sale price reported for the last business day immediately preceding the Determination Date;

(b)
If the Company’s Common Stock is not traded on an exchange or quoted on The Nasdaq Stock Market, Inc., but is traded in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date;

(c)
Except as provided in clause (d) below, if the Company’s Common Stock is not publicly traded, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

(d)
If the Determination Date is the date of a liquidation, dissolution, or winding up, or any event deemed to be a liquidation, dissolution, or winding up pursuant to the Company’s charter, then all amounts to be payable per shares to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution, or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming that the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

6.           Certificates for Shares.  Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within three (3) business days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and nonassessable shares of Common Stock (or other securities) to which such Holder shall be entitled on such exercise.

7.           Issuance of Shares.  The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.  The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued capital stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant.  The Company will take all such action as may be necessary to assure that such shares of capital stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange upon which the capital stock may be listed.

8.           Adjustment of Exercise Price and Number of Shares.  The number of and kind of securities purchasable upon exercise of this Warrant shall be subject to adjustment from time to time as follows:

(a)           In the event that the outstanding shares of Common Stock are hereafter exchanged for a different number or kind of shares or other securities of the Company, by reason of a reorganization, recapitalization, exchange of shares, stock split, combination of shares or dividend payable in shares or other securities, a corresponding adjustment shall be made by the board of directors of the Company (the “Board”) in the number and kind of shares or other securities covered by this Warrant.  Any such adjustment shall be made without change in the total price applicable to the unexercised portion of the Warrant, but the price per share specified in this Agreement shall be correspondingly adjusted.

(b)           If, while this Warrant is unexercised and remains outstanding, the Company merges or consolidates with a wholly-owned Subsidiary for the purpose of reincorporating itself under the laws of another jurisdiction, the Holder will be entitled to acquire shares of common stock of the reincorporated Company upon the same terms and conditions as were in effect immediately prior to such reincorporation (unless such reincorporation involves a change in the number of shares or the capitalization of the Company, in which case proportional adjustments shall be made as provided above).

(c)           Except as expressly provided to the contrary in this Section 8, the issuance by the Company of shares of stock of any class for cash or property or for services, either upon direct sale or upon the exercise of rights or warrants, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect the number, class or price of shares of Common Stock then subject to outstanding Warrants.

(d)           Notice of Adjustment.  When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

9.           Registration Rights.  If at any time, or from time to time, during the five-year period following the issuance of the Warrant the Company, shall determine to prepare and file with the Securities and Exchange Commission (“SEC”), a registration statement relating to an offering for its own account or the account of others under the Act of any of its equity securities or debt or their then equivalents (the "Registration Statement"), then the Company shall send to the Holder a written notice of such determination and, if within ten (10) days after receipt by the Holder, the Company shall receive a request in writing from the Holder, the Company shall include in such Registration Statement all or any part of such Shares such Holder  requests to be registered, provided, however, that (a) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company determines for any reason not to proceed with such registration, the Company shall be relieved of its obligation to register any Shares in connection with such registration, and (b) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of the Shares for the same period as the delay in registering such other securities, in any such case without any obligation or liability to the Holder.

10.           Nonassignability of Rights.  This Warrant shall not be assignable or transferable by the Holder except by will or by the laws of descent and distribution and during the life of the Holder, this Warrant shall be exercisable only by him.

11.           Confidentiality.  The Holder hereby agrees that the entire contents of this Agreement are confidential at all times, and that the Warrant’s exercisability is conditioned on his compliance with this covenant; provided, however, that the Holder may disclose the contents of this Agreement to his spouse and to his legal and financial advisors.

12.           Compliance with Securities Act.  The Company shall not be obligated to sell or issue any shares of Common Stock or other securities pursuant to the exercise of this Warrant unless the shares of Common Stock or other securities with respect to which this Warrant is being exercised are at that time effectively registered or exempt from registration under the Securities Act and applicable state securities laws.  In the event shares or other securities shall be issued that shall not be so registered, the Holder hereby represents, warrants and agrees that he will receive such shares or other securities for investment and not with a view to their resale or distribution, and will execute an appropriate investment letter satisfactory to the Company and its counsel.

13.           Legends.  The Holder hereby acknowledges that the stock certificate or certificates evidencing shares of Common Stock or other securities issued pursuant to any exercise of this Warrant may bear a legend setting forth the restrictions on their transferability described in 12 hereof.

14.           Rights as Stockholder.  The Holder shall have no rights as a stockholder with respect to any shares of Common Stock or other securities covered by this Warrant until the date of issuance of a certificate to him or her for such shares or other securities.  No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued, except as required or permitted by Section 8 hereof.

15.           Amendment; Waivers.  This Agreement, contains the full and complete understanding and agreement of the parties hereto as to the subject matter hereof and, except as otherwise permitted by the express terms of this Agreement, it may not be modified or amended, nor may any provision hereof be waived, except by a further written agreement duly signed by each of the parties; provided, however, that a modification or amendment that does not adversely affect the rights of the Holder hereunder, as they may exist immediately before the effective date of the modification or amendment, shall be effective upon written notice of its provisions to the Holder.  The waiver by either of the parties hereto of any provision hereof in any instance shall not operate as a waiver of any other provision hereof or in any other instance.

16.           Binding Effect.  This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent provided herein, their respective heirs, executors, administrators, representatives, successors and assigns.

17.           Construction.  The titles of the sections of this Agreement are included for convenience only and shall not be construed as modifying or affecting their provisions.  The masculine gender shall include both sexes; the singular shall include the plural and the plural the singular unless the context otherwise requires.

18.           Governing Law.  This Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the State of New York (other than the law governing conflict of law questions).

19.           Notices.  Any notice in connection with this Agreement shall be deemed to have been properly delivered if it is in writing and is delivered by hand or facsimile or sent by registered mail to the party addressed as follows, unless another address has been substituted by notice so given:

To the Holder:	To his address as listed on the books of the Company

To the Company:	Accelerize New Media, Inc. 1280 Helms Road Columbia Falls, MT 59912 Attention: Brian Ross Facsimile: (406) 862-2162

and

with a copy to:	Sullivan & Worcester LLP 1290 Avenue of the Americas New York, NY 10104 Attention: J. Truman Bidwell, Jr., Esq.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by an officer thereunto duly authorized.

ACCELERIZE NEW MEDIA, INC.

By:           ________________________
Brian Ross
Title:

ACKNOWLEDGED:

By:          ______________________________
Daniel Goldberg

Address:                ________________________
________________________
________________________

Schedule 1 to Warrant Agreement

Special Vesting Provisions:  This Warrant shall only vest and be exercisable if, and to the extent, one of the Performance Targets set forth below have been met on the Warrant Vesting Date.

(1)           If, by the Warrant Vesting Date, the Tier 1 DRG Performance Target has been met, this Warrant shall be exercisable as to 250,000 Shares (and the provisions of (2) and (3) below shall be null and void);

(2)           If, by the Warrant Vesting Date, the Tier 2 DRG Performance Target has been met, this Warrant shall be exercisable as to 225,000 Shares (and the provisions of (3) below shall be null and void); or

(3)           If, by the Warrant Vesting Date, the Tier 3 DRG Performance Target has been met, this Warrant shall be exercisable as to 200,000 Shares.

For purposes of this Special Vesting Provision:

(i)           “Tier 1 DRG Performance Target” means aggregate revenues of $1,100,000 and aggregate Gross Profit of $330,000 produced by the Business between the Warrant Issue Date and the Warrant Vesting Date.

(ii)           “Tier 2 DRG Performance Target” means aggregate revenues of $1,000,000 and aggregate Gross Profit of $300,000 produced by the Business between the Warrant Issue Date and the Warrant Vesting Date.

(iii)           “Tier 3 DRG Performance Target” means aggregate revenues of $900,000 and aggregate Gross Profit of $270,000 produced by the Business between the Warrant Issue Date and the Warrant Vesting Date.

(iv)           “Gross Profit” means revenues of the Business minus expenses of the Business (including but not limited to taxes, depreciation and amortization but specifically excluding the salary expense of Goldberg and Stein under their respective contracts referred to in Section 4.2).

(v)           Gross Profit and revenues shall be determined pursuant to the methods described in Section 3.1 of the Asset Purchase Agreement.  Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Asset Purchase Agreement.

NOTICE OF EXERCISE

To:  [Company Name].

The undersigned hereby elects to [check applicable subsection]:

________
Purchase _________________ of Accelerize New Media, Inc., Common Stock pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice;

The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

WARRANT HOLDER:

[NAME OF HOLDER]

By:           ______________________________
Name:      ______________________________
Title:        ______________________________

Date:     __________________

Name in which shares should be registered:

_____________________________________

Address:                _________________________
_________________________
_________________________